UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 30, 2004



                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-33135                68-0448219
---------------------------- ---------------------------- --------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

1515 N. Federal Highway, Suite 418, Boca Raton, Florida              33432
-------------------------------------------------------------   ---------------
           (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (561) 750-0410
                                                      -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 7.01. Regulation FD Disclosure.

On January 3, 2005, Adsouth Partners, Inc. issued a press release announcing the execution of a six month distribution agreement for the marketing of its Dermafresh line of products in certain foreign countries and regions. A copy of the press release is filed as Exhibit 99.1 to this report.

On December 30, 2004, Adsouth Partners, Inc. issued a press release providing the Chairman's update on the Company's business. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01 - Financial Statements and Exhibits

(b)     Exhibits

99.1    Press release, dated January 3, 2005, issued by Adsouth Partners, Inc.
99.2    Press release, dated December 30, 2004, issued by Adsouth Partners, Inc.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ADSOUTH PARTNERS, INC.
                                   ----------------------
                                             (Registrant)

Date: January 4, 2005              /S/  Anton Lee Wingeier
                                   ___________________________________
                                   Anton Lee Wingeier
                                   Chief Financial Officer




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

                                INDEX TO EXHIBITS



Exhibit No.     Description
-----------     -----------
99.1            Press release, dated January 3, 2005, issued by Adsouth
                Partners, Inc.
99.2            Press release, dated December 30, 2004, issued by Adsouth
                Partners, Inc.




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

Exhibit 99.1


AdSouth Partners Signs Distribution Deal to Distribute DermaFresh to
10 Countries
Monday January 3, 11:34 am ET

BOCA RATON, Fla.--(BUSINESS WIRE)--Jan. 3, 2005--AdSouth Partners, Inc. (OTCBB "ADPR")

AdSouth is pleased to announce that it has signed a distribution agreement with Northern Response to distribute the entire line of DermaFresh products. The Agreement gives Northern Response exclusive distribution rights for the Derma Fresh line for sales to Canada, Holland, Belgium, Australia, South Africa, the Scandinavian countries, the Middle East and Korea, and non-exclusive distribution rights to sell to the United Kingdom and Japan. Northern Response uses DRTV (direct response television), shopping channels, retail stores and the internet to generate it sales. Northern Response currently distributes Tony Little products, EpilStop, Winsor Pilates, Turbo Cooker, and many more which can be viewed at shopnorthern.com.

John Cammarano, AdSouth's President, states, "Once a product or product line has proven successful in the U.S. and a complete roll-out is imminent, the natural progression is to solidify international distribution. I have personally worked with Richard Stacy and his team at Northern Response on sales programs and am confident that they will ensure a successful distribution throughout their territories."

John Acunto, AdSouth's CEO, states, "This is the first step in 2005 to begin the sales effort not just on US soil but around the world. DermaFresh products can benefit women around the world because it is an affordable solution. Northern Response has a great reputation in creating sales and retail demand around the world." John Acunto further states, "This agreement comes at the perfect time for us, as we are launching Pamela Anderson in the US and DermaFresh internationally. The fact that a reputable company can assume the sales burden gives us more time to focus on US efforts."

About AdSouth Partners

AdSouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. AdSouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the Safe Harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward- looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward-looking statements are further qualified by other factors including, but not limited to, those set forth in the company's Form 10-KSB filing and other filings with the United States Securities and Exchange Commission (available at www.sec.gov). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

[GRAPHIC OMITTED]

Contact:

     CEOcast, Inc. for AdSouth Partners
     Ed Lewis, 212-732-4300 x225


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

Exhibit 99.2

Chairman Update for AdSouth Partners
Thursday December 30, 3:18 pm ET

BOCA RATON, Fla.--(BUSINESS WIRE)--Dec. 30, 2004--AdSouth Partners, Inc. (OTCBB:ADPR - News) John Acunto, chairman of AdSouth Partners, reviewing the progress of the Company over the past year, noted that we have come a long way since our inception in July 2003.

In February 2004, we acquired the DermaFresh product line. We have expanded this line from the one product to seven at year end. These products are currently being distributed to more than 10,000 stores in major retail drug stores across the country. As part of the expansion of the Dermafresh line, we entered into a two-year exclusive distribution agreement with Simon Solutions for the DermaFresh Lip Plumping Solutions, for which Pamela Anderson is the spokesperson. The product's official launch and ship date begins January 1, 2005. We have already received retail orders from 10 major retailers for delivery in first quarter 2005. The Pamela Anderson campaign of advertising is currently underway in major publications, television and web advertising. Simon Solutions has advised us that it intends to release in 2005 several new products that will be marketed under the DermaFresh name.

John Acunto further stated that we are beginning to see new clients for our advertising and direct response division, largely as a result of our alliance with Manhattan Media. The overall goal of the advertising department has shifted somewhat in that our new goal is to develop and work with new or emerging direct response clients with a hope to assist their business in increasing their retail penetration or handle their entire retail marketing, thus offering a "one stop" approach covering advertising, marketing and distribution.

We have entered into an agreement with Miko Brands that will close in early January.

About AdSouth Partners

AdSouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. AdSouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the Safe Harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward- looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward-looking statements are further qualified by other factors including, but not limited to, those set forth in the company's Form 10-KSB filing and other filings with the United States Securities and Exchange Commission (available at www.sec.gov). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

[GRAPHIC OMITTED]
Contact:

     CEOcast, Inc. for AdSouth Partners
     Ed Lewis, 212-732-4300 x225


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